UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21131

JOHN HANCOCK PREFERRED INCOME FUND

(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116 (Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE

TREASURER

200 BERKELEY STREET

BOSTON, MA 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 543-9634

Date of fiscal year end: July 31

Date of reporting period: January 31, 2026

ITEM 1. REPORT TO STOCKHOLDERS.

Semiannual report
John Hancock
Preferred Income Fund
Closed-end fixed income
Ticker: HPI
January 31, 2026

John Hancock
Preferred Income Fund

2	Your fund at a glance
3	Portfolio summary
5	Fund’s investments
15	Financial statements
19	Financial highlights
20	Notes to financial statements
28	Investment objective, principal investment strategies, and principal risks
32	Additional information
33	More information
1	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide a high level of current income consistent with preservation of capital. The fund’s secondary investment objective is to provide growth of capital to the extent consistent with its primary objective.
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/2026 (%)

The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. All Capital Securities Index tracks all fixed-to floating-rate, perpetual callable and capital securities of the ICE BofA U.S. Corporate Index.
It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may increase when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	2

Portfolio summary
PORTFOLIO COMPOSITION AS OF 1/31/2026 (% of total investments)

QUALITY COMPOSITION AS OF 1/31/2026 (% of total investments)

Ratings are from Moody’s Investors Service, Inc. If not available, we have used S&P Global Ratings. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 1-31-26 and do not reflect subsequent downgrades or upgrades, if any.
3	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT

SECTOR COMPOSITION AS OF 1/31/2026 (% of total investments)

TOP 10 ISSUERS AS OF 1/31/2026 (% of total investments)
Citigroup, Inc.	4.9
Bank of America Corp.	3.7
Morgan Stanley	2.9
CMS Energy Corp.	2.9
Athene Holding, Ltd.	2.6
Wells Fargo & Company	2.5
Citizens Financial Group, Inc.	2.4
Energy Transfer LP	2.0
SBL Holdings, Inc.	2.0
Telephone & Data Systems, Inc.	1.9
TOTAL	27.8
Cash and short-term investments are not included.
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	4

Fund’s investments
AS OF 1-31-26 (unaudited)
	Shares	Value
Preferred securities (A) 90.2% (56.7% of Total investments)		$388,943,847
(Cost $406,496,397)
Communication services 5.3%		22,745,740
Wireless telecommunication services 5.3%
Array Digital Infrastructure, Inc., 5.500%	35,728	654,894
Array Digital Infrastructure, Inc., 6.250%	53,805	1,125,063
Telephone & Data Systems, Inc., 6.000%	385,925	7,826,559
Telephone & Data Systems, Inc., 6.625% (B)	259,750	5,748,268
T-Mobile USA, Inc., 6.250% (B)	293,875	7,390,956
Energy 0.5%		1,947,772
Oil, gas and consumable fuels 0.5%
NGL Energy Partners LP, 11.147% (3 month CME Term SOFR + 7.475%) (C)	79,925	1,947,772
Financials 60.3%		260,125,756
Banks 27.6%
Banc of California, Inc., 7.750% (7.750% to 9-1-27, then 5 Year CMT + 4.820%)	42,000	1,058,400
Bank of America Corp., 5.000% (B)	127,200	2,708,088
Bank of America Corp., 6.450% (B)	118,075	3,047,516
Bank of America Corp., 7.250% (B)	8,500	10,591,000
Bank of Hawaii Corp., 8.000% (B)	90,600	2,380,968
Citigroup Capital XIII, 10.298% (3 month CME Term SOFR + 6.632%) (B)(C)	384,725	11,537,903
Citizens Financial Group, Inc., 6.500% (6.500% to 10-6-30, then 5 Year CMT + 2.629%)	92,300	2,358,265
Citizens Financial Group, Inc., 7.375%	253,375	6,651,094
Comerica, Inc., 6.875% (6.875% to 10-1-30, then 5 Year CMT + 3.125%)	176,700	4,550,025
Fifth Third Bancorp, 6.000% (B)	196,518	4,830,412
First Busey Corp., 8.250%	80,500	2,113,930
First Citizens BancShares, Inc., 6.625% (6.625% to 3-15-31, then 5 Year CMT + 2.830%) (D)	120,925	3,008,614
Fulton Financial Corp., 5.125% (B)	140,075	2,581,582
Huntington Bancshares, Inc., 6.875% (6.875% to 4-15-28, then 5 Year CMT + 2.704%)	180,875	4,585,181
KeyCorp, 5.650%	194,650	4,270,621
KeyCorp, 6.125% (6.125% to 12-15-26, then 3 month CME Term SOFR + 4.154%)	36,524	919,309
KeyCorp, 6.200% (6.200% to 12-15-27, then 5 Year CMT + 3.132%)	95,550	2,419,326
M&T Bank Corp., 6.350%	152,950	3,889,519
M&T Bank Corp., 7.500%	192,500	5,172,475
Pinnacle Financial Partners, Inc., 6.750%	105,600	2,627,328
5	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Pinnacle Financial Partners, Inc., 7.277% (3 month CME Term SOFR + 3.614%) (C)	32,850	$834,390
Pinnacle Financial Partners, Inc., 8.397% (8.397% to 7-1-29, then 5 Year CMT + 4.127%)	176,350	4,583,337
Regions Financial Corp., 4.450% (B)	30,050	521,368
Regions Financial Corp., 6.950% (6.950% to 9-15-29, then 5 Year CMT + 2.771%)	169,325	4,309,321
Truist Financial Corp., 4.750% (B)	179,575	3,523,262
U.S. Bancorp, 5.500% (B)	59,175	1,390,021
UMB Financial Corp., 7.750% (7.750% to 7-15-30, then 5 Year CMT + 3.743%) (B)	111,650	3,024,599
Wells Fargo & Company, 7.500% (B)(E)	9,500	11,722,614
WesBanco, Inc., 7.375% (7.375% to 10-1-30, then 5 Year CMT + 3.795%)	161,375	4,131,200
Wintrust Financial Corp., 7.875% (7.875% to 7-15-30, then 5 Year CMT + 3.878%)	144,775	3,846,672
Capital markets 9.4%
Affiliated Managers Group, Inc., 6.750% (B)	261,450	6,353,235
Brookfield Finance, Inc., 4.625% (B)	197,675	3,186,521
Carlyle Finance LLC, 4.625% (B)	77,226	1,339,871
Morgan Stanley, 6.375% (B)	165,000	4,169,550
Morgan Stanley, 6.500% (B)	159,575	4,062,780
Morgan Stanley, 6.625% (B)	100,525	2,635,766
Morgan Stanley, 6.875% (B)	117,225	2,959,931
Morgan Stanley, 7.125% (B)(E)	253,999	6,487,134
The Bank of New York Mellon Corp., 6.150% (6.150% to 3-20-30, then 5 Year CMT + 2.161%) (B)	125,650	3,236,744
TPG Operating Group II LP, 6.950% (B)(E)	241,725	6,098,722
Consumer finance 2.2%
Navient Corp., 6.000%	239,227	4,700,811
Synchrony Financial, 8.250% (8.250% to 5-15-29, then 5 Year CMT + 4.044%) (B)	177,025	4,599,110
Financial services 4.0%
Apollo Global Management, Inc., 7.625% (7.625% to 12-15-28, then 5 Year CMT + 3.226%) (B)(E)	168,785	4,449,173
Corebridge Financial, Inc., 6.375% (B)(E)	153,825	3,677,956
Federal National Mortgage Association, Series S, 8.250% (D)	80,000	1,037,600
Jackson Financial, Inc., 8.000% (8.000% to 3-30-28, then 5 Year CMT + 3.728%)	73,075	1,907,988
KKR Group Finance Company IX LLC, 4.625% (B)	312,800	5,477,128
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	6

	Shares	Value
Financials (continued)
Financial services (continued)
National Rural Utilities Cooperative Finance Corp., 5.500% (B)	36,916	$904,811
Insurance 17.1%
AEGON Funding Company LLC, 5.100% (B)	324,625	6,537,948
American Financial Group, Inc., 5.125% (B)	153,425	2,950,363
American National Group, Inc., 7.375% (B)	225,350	5,647,271
Aspen Insurance Holdings, Ltd., 7.000%	108,525	2,677,312
Athene Holding, Ltd., 6.350% (6.350% to 6-30-29, then 3 month LIBOR + 4.253%) (B)	330,000	8,177,400
Athene Holding, Ltd., 7.750% (7.750% to 12-30-27, then 5 Year CMT + 3.962%) (B)(E)	365,400	9,449,244
Brighthouse Financial, Inc., 6.600% (B)	328,590	5,533,456
Enstar Group, Ltd., 7.000% (7.000% to 9-1-28, then 3 month LIBOR + 4.015%) (B)	36,475	875,400
F&G Annuities & Life, Inc., 7.300% (B)	168,250	3,805,815
F&G Annuities & Life, Inc., 7.950% (B)	208,725	5,353,796
Lincoln National Corp., 9.000% (B)(E)	223,625	5,995,386
Reinsurance Group of America, Inc., 7.125% (7.125% to 10-15-27, then 5 Year CMT + 3.456%) (B)	247,625	6,302,056
RenaissanceRe Holdings, Ltd., 4.200% (B)	231,900	3,747,504
The Allstate Corp., 7.375% (B)	104,075	2,780,884
Unum Group, 6.250% (B)	162,500	3,818,750
Information technology 1.2%		5,363,209
Software 1.2%
Strategy, Inc., 10.000%	73,630	5,363,209
Real estate 2.3%		9,864,971
Hotel and resort REITs 0.9%
Pebblebrook Hotel Trust, 6.375% (B)	199,050	3,981,000
Office REITs 0.6%
Vornado Realty Trust, 5.400%	148,600	2,717,894
Specialized REITs 0.8%
Public Storage, 4.625% (B)	165,850	3,166,077
Utilities 20.6%		88,896,399
Electric utilities 11.7%
Duke Energy Corp., 5.750%	283,350	7,146,087
NextEra Energy Capital Holdings, Inc., 6.500% (B)	186,675	4,778,880
NextEra Energy, Inc., 7.234% (B)	92,450	4,722,346
NextEra Energy, Inc., 7.299% (B)	35,150	1,949,771
NSTAR Electric Company, 4.780%	15,143	1,219,163
PG&E Corp., 6.000% (B)	149,600	5,978,016
7	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Electric utilities (continued)
SCE Trust VI, 5.000%	131,700	$2,420,646
SCE Trust VII, 7.500%	261,725	6,595,470
SCE Trust VIII, 6.950% (B)	151,250	3,693,525
The Southern Company, 4.950% (B)	109,775	2,255,876
The Southern Company, 6.500% (B)	68,700	1,771,773
The Southern Company, 7.125% (B)	84,700	4,340,875
Xcel Energy, Inc., 6.250% (B)	149,025	3,710,723
Multi-utilities 8.9%
Algonquin Power & Utilities Corp., 7.932% (3 month CME Term SOFR + 4.272% to 7-1-29, then 3 month CME Term SOFR + 4.522% to 7-1-49, then 3 month CME Term SOFR + 5.272%) (B)(C)(E)	136,805	3,537,777
CMS Energy Corp., 5.625% (B)	225,000	5,166,000
CMS Energy Corp., 5.875% (B)	129,425	3,075,138
CMS Energy Corp., 5.875% (B)(E)	335,050	8,057,953
DTE Energy Company, 6.250% (B)	221,975	5,504,980
DTE Energy Company, Series E, 5.250% (B)	240,000	5,366,400
Sempra, 5.750% (B)	338,000	7,605,000

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 65.3% (41.0% of Total investments)				$281,630,289
(Cost $271,573,025)
Communication services 3.2%				13,836,767
Diversified telecommunication services 1.7%
TELUS Corp. (6.625% to 6-9-36, then 5 Year CMT + 2.515%)	6.625	06-09-56	3,450,000	3,465,418
TELUS Corp. (7.000% to 10-15-35, then 5 Year CMT + 2.709%)	7.000	10-15-55	3,650,000	3,817,304
Wireless telecommunication services 1.5%
Rogers Communications, Inc. (7.125% to 4-15-35, then 5 Year CMT + 2.620%) (B)(E)	7.125	04-15-55	6,250,000	6,554,045
Consumer discretionary 1.0%				4,523,094
Automobiles 0.6%
General Motors Financial Company, Inc. (6.500% to 9-30-28, then 3 month LIBOR + 3.436%) (B)(F)	6.500	09-30-28	2,825,000	2,864,010
Broadline retail 0.4%
Rakuten Group, Inc. (8.125% to 12-15-29, then 5 Year CMT + 4.250%) (F)(G)	8.125	12-15-29	1,603,000	1,659,084
Consumer staples 0.2%				834,961
Food products 0.2%
Land O’ Lakes, Inc. (F)(G)	8.000	03-01-26	835,000	834,961
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	8

	Rate (%)	Maturity date	Par value^	Value
Energy 9.1%				$39,190,301
Oil, gas and consumable fuels 9.1%
Enbridge, Inc. (8.500% to 1-15-34, then 5 Year CMT + 4.431% to 1-15-54, then 5 Year CMT + 5.181%) (B)(E)	8.500	01-15-84	5,849,000	6,693,169
Energy Transfer LP (6.625% to 2-15-28, then 3 month CME Term SOFR + 4.417%) (B)(E)(F)	6.625	02-15-28	2,001,000	2,024,546
Energy Transfer LP (6.750% to 2-15-36, then 5 Year CMT + 2.475%)	6.750	02-15-56	3,650,000	3,676,017
Energy Transfer LP (7.125% to 5-15-30, then 5 Year CMT + 5.306%) (B)(E)(F)	7.125	05-15-30	8,149,000	8,416,964
Phillips 66 Company (6.200% to 3-15-36, then 5 Year CMT + 2.166%) (B)(E)	6.200	03-15-56	2,775,000	2,790,063
South Bow Canadian Infrastructure Holdings, Ltd. (7.500% to 3-1-35, then 5 Year CMT + 3.667%)	7.500	03-01-55	4,400,000	4,651,227
Sunoco LP (7.875% to 9-18-30, then 5 Year CMT + 4.230%) (F)(G)	7.875	09-18-30	3,575,000	3,682,357
Venture Global LNG, Inc. (9.000% to 9-30-29, then 5 Year CMT + 5.440%) (B)(E)(F)(G)	9.000	09-30-29	8,248,000	7,255,958
Financials 31.4%				135,195,173
Banks 19.6%
Banco Santander SA (9.625% to 11-21-33, then 5 Year CMT + 5.298%) (F)	9.625	05-21-33	4,000,000	4,827,512
Bank of America Corp. (6.125% to 4-27-27, then 5 Year CMT + 3.231%) (B)(E)(F)	6.125	04-27-27	2,800,000	2,835,904
Bank of America Corp. (6.250% to 7-26-30, then 5 Year CMT + 2.351%) (B)(E)(F)	6.250	07-26-30	1,650,000	1,679,454
Bank of America Corp. (6.625% to 5-1-30, then 5 Year CMT + 2.684%) (B)(E)(F)	6.625	05-01-30	4,906,000	5,097,413
Barclays PLC (9.625% to 6-15-30, then 5 Year SOFR ICE Swap Rate + 5.775%) (F)	9.625	12-15-29	3,500,000	3,980,386
BNP Paribas SA (6.875% to 12-15-33, then 5 Year CMT + 2.853%) (F)(G)	6.875	12-15-33	2,181,000	2,200,742
Canadian Imperial Bank of Commerce (6.500% to 7-28-31, then 5 Year CMT + 2.727%)	6.500	07-28-86	2,890,000	2,898,189
Citigroup, Inc. (6.625% to 2-15-31, then 5 Year CMT + 3.001%) (F)	6.625	02-15-31	2,525,000	2,571,142
Citigroup, Inc. (6.875% to 8-15-30, then 5 Year CMT + 2.890%) (F)	6.875	08-15-30	3,500,000	3,575,447
Citigroup, Inc. (6.950% to 2-15-30, then 5 Year CMT + 2.726%) (B)(E)(F)	6.950	02-15-30	2,800,000	2,884,358
Citigroup, Inc. (7.375% to 5-15-28, then 5 Year CMT + 3.209%) (F)	7.375	05-15-28	5,750,000	5,953,997
Citigroup, Inc. (7.625% to 11-15-28, then 5 Year CMT + 3.211%) (F)	7.625	11-15-28	6,570,000	6,888,941
Citizens Financial Group, Inc. (3 month CME Term SOFR + 3.419%) (C)(F)	7.068	04-06-26	7,500,000	7,463,930
CoBank ACB (6.450% to 10-1-27, then 5 Year CMT + 3.487%) (B)(E)(F)	6.450	10-01-27	3,675,000	3,703,731
9	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
CoBank ACB (7.250% to 7-1-29, then 5 Year CMT + 2.880%) (B)(E)(F)	7.250	07-01-29	4,700,000	$4,807,663
First Citizens BancShares, Inc. (7.000% to 12-15-30, then 5 Year CMT + 3.301%) (F)	7.000	12-15-30	3,171,000	3,242,176
Huntington Bancshares, Inc. (6.250% to 10-15-30, then 5 Year CMT + 2.653%) (F)	6.250	10-15-30	2,575,000	2,574,551
JPMorgan Chase & Co. (6.875% to 6-1-29, then 5 Year CMT + 2.737%) (B)(E)(F)	6.875	06-01-29	4,575,000	4,826,433
Societe Generale SA (7.125% to 1-15-36, then 5 Year CMT + 2.946%) (F)(G)	7.125	07-15-35	2,940,000	2,930,962
The PNC Financial Services Group, Inc. (6.200% to 9-15-27, then 5 Year CMT + 3.238%) (B)(E)(F)	6.200	09-15-27	4,106,000	4,168,719
Wells Fargo & Company (7.625% to 9-15-28, then 5 Year CMT + 3.606%) (F)	7.625	09-15-28	4,924,000	5,244,277
Capital markets 5.4%
State Street Corp. (6.700% to 3-15-29, then 5 Year CMT + 2.613%) (B)(E)(F)	6.700	03-15-29	4,445,000	4,610,612
The Bank of New York Mellon Corp. (6.300% to 3-20-30, then 5 Year CMT + 2.297%) (B)(E)(F)	6.300	03-20-30	3,395,000	3,511,846
The Goldman Sachs Group, Inc. (7.500% to 2-10-29, then 5 Year CMT + 3.156%) (B)(E)(F)	7.500	02-10-29	6,295,000	6,658,490
The Goldman Sachs Group, Inc. (7.500% to 5-10-29, then 5 Year CMT + 2.809%) (F)	7.500	05-10-29	5,169,000	5,456,608
UBS Group AG (7.000% to 7-8-36, then 5 Year SOFR ICE Swap Rate + 3.321%) (F)(G)	7.000	01-08-36	2,900,000	2,935,681
Financial services 1.3%
Corebridge Financial, Inc. (6.875% to 12-1-30, then 5 Year CMT + 3.181%) (F)	6.875	12-01-30	2,700,000	2,805,214
Voya Financial, Inc. (F)	7.758	09-15-28	2,865,000	3,022,982
Insurance 5.1%
American National Group, Inc. (7.000% to 12-1-30, then 5 Year CMT + 3.183%)	7.000	12-01-55	3,775,000	3,812,410
Global Atlantic Financial Company (7.950% to 10-15-29, then 5 Year CMT + 3.608%) (B)(E)(G)	7.950	10-15-54	4,000,000	4,134,516
SBL Holdings, Inc. (6.500% to 11-13-26, then 5 Year CMT + 5.620%) (F)(G)	6.500	11-13-26	7,350,000	7,035,838
SBL Holdings, Inc. (9.508% to 5-13-30, then 5 Year CMT + 5.580%) (B)(E)(F)(G)	9.508	05-13-30	6,786,000	6,855,049
Real estate 0.8%				3,422,507
Residential REITs 0.8%
BW Real Estate, Inc. (9.500% to 3-30-30, then 5 Year CMT + 5.402%) (F)(G)	9.500	03-30-30	3,259,000	3,422,507
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	10

	Rate (%)	Maturity date	Par value^	Value
Utilities 19.6%				$84,627,486
Electric utilities 8.8%
Alliant Energy Corp. (5.750% to 4-1-31, then 5 Year CMT + 2.077%) (B)(E)	5.750	04-01-56	3,743,000	3,715,795
American Electric Power Company, Inc. (6.050% to 3-15-36, then 5 Year CMT + 1.940%) (B)	6.050	03-15-56	2,350,000	2,333,643
Brookfield Infrastructure Finance ULC (6.750% to 3-15-30, then 5 Year CMT + 2.453%) (B)(E)	6.750	03-15-55	3,365,000	3,395,601
Entergy Corp. (7.125% to 12-1-29, then 5 Year CMT + 2.670%) (B)(E)	7.125	12-01-54	3,750,000	3,925,980
EUSHI Finance, Inc. (7.625% to 12-15-29, then 5 Year CMT + 3.136%)	7.625	12-15-54	3,000,000	3,155,361
NRG Energy, Inc. (10.250% to 3-15-28, then 5 Year CMT + 5.920%) (B)(E)(F)(G)	10.250	03-15-28	6,760,000	7,444,389
PG&E Corp. (7.375% to 3-15-30, then 5 Year CMT + 3.883%)	7.375	03-15-55	6,022,000	6,214,999
Sierra Pacific Power Company (6.200% to 12-15-30, then 5 Year CMT + 2.549%) (B)(E)	6.200	12-15-55	3,075,000	3,059,814
TXNM Energy, Inc. (7.000% to 7-31-31, then 5 Year CMT + 3.254%) (G)	7.000	07-31-56	4,650,000	4,696,365
Gas utilities 3.3%
AltaGas, Ltd. (7.200% to 10-15-34, then 5 Year CMT + 3.573%) (B)(E)(G)	7.200	10-15-54	4,670,000	4,856,991
Northwest Natural Holding Company (7.000% to 9-15-35, then 5 Year CMT + 2.701%) (B)(E)	7.000	09-15-55	5,350,000	5,591,499
Spire, Inc. (6.450% to 6-1-36, then 5 Year CMT + 2.327%) (B)(E)	6.450	06-01-56	3,765,000	3,801,449
Independent power and renewable electricity producers 3.9%
The AES Corp. (7.600% to 1-15-30, then 5 Year CMT + 3.201%) (B)(E)	7.600	01-15-55	5,214,000	5,286,652
Vistra Corp. (8.000% to 10-15-26, then 5 Year CMT + 6.930%) (B)(E)(F)(G)	8.000	10-15-26	2,122,000	2,161,123
Vistra Corp. (8.875% to 1-15-29, then 5 Year CMT + 5.045%) (B)(E)(F)(G)	8.875	01-15-29	8,533,000	9,368,969
Multi-utilities 3.6%
CenterPoint Energy, Inc. (6.850% to 2-15-35, then 5 Year CMT + 2.946%) (B)(E)	6.850	02-15-55	4,325,000	4,587,281
CMS Energy Corp. (6.500% to 6-1-35, then 5 Year CMT + 1.961%) (B)(E)	6.500	06-01-55	3,386,000	3,497,244
Dominion Energy, Inc. (6.200% to 2-15-36, then 5 Year CMT + 2.006%) (B)(E)	6.200	02-15-56	2,945,000	2,955,191
Sempra (6.400% to 10-1-34, then 5 Year CMT + 2.632%) (B)(E)	6.400	10-01-54	2,500,000	2,529,040

Sempra (6.875% to 10-1-29, then 5 Year CMT + 2.789%) (B)(E)	6.875	10-01-54	2,000,000	2,050,100
11	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Capital preferred securities (H) 1.3% (0.8% of Total investments)				$5,467,513
(Cost $6,457,350)
Financials 1.3%				5,467,513
Insurance 1.3%

MetLife Capital Trust IV (7.875% to 12-15-37, then 3 month CME Term SOFR + 4.222%) (B)(E)(G)	7.875	12-15-37	4,940,000	5,467,513
U.S. Government and Agency obligations 0.5% (0.4% of Total investments)				$2,400,885
(Cost $2,308,000)
U.S. Government Agency 0.5%				2,400,885
Farm Credit Bank of Texas Bond (7.000% to 9-15-30, then 5 Year CMT + 3.010%) (B)(F)	7.000	09-15-30	2,308,000	2,400,885

	Yield (%)	Shares	Value
Short-term investments 1.8% (1.1% of Total investments)			$7,726,252
(Cost $7,726,300)
Short-term funds 1.8%			7,726,252
John Hancock Collateral Trust (I)	3.5792(J)	772,332	7,726,252

Total investments (Cost $694,561,072) 159.1%	$686,168,786
Other assets and liabilities, net (59.1%)	(254,934,570)
Total net assets 100.0%	$431,234,216

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
CME	CME Group Published Rates
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
(B)	All or a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 1-31-26 was $421,575,314.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Non-income producing security.
(E)	All or a portion of this security is on loan as of 1-31-26, and is a component of the fund’s leverage under the Credit Facility Agreement. The value of securities on loan amounted to $213,975,820.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $76,943,005 or 17.8% of the fund’s net assets as of 1-31-26.
(H)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	12

(I)	Investment is an affiliate of the fund, the advisor and/or subadvisor.
(J)	The rate shown is the annualized seven-day yield as of 1-31-26.
13	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	129,000,000	USD	Fixed 3.662%	USD SOFR Compounded OIS(a)	Semi-Annual	Quarterly	May 2026	—	$51,120	$51,120
Centrally cleared	64,000,000	USD	Fixed 3.473%	USD SOFR Compounded OIS(a)	Semi-Annual	Quarterly	May 2026	—	93,273	93,273
Centrally cleared	32,000,000	USD	Fixed 3.817%	USD SOFR Compounded OIS(a)	Semi-Annual	Quarterly	Dec 2026	—	(92,810)	(92,810)
								—	$51,583	$51,583

(a)	At 1-31-26, the overnight SOFR was 3.680%.

Derivatives Currency Abbreviations
USD	U.S. Dollar

Derivatives Abbreviations
OIS	Overnight Index Swap
OTC	Over-the-counter
SOFR	Secured Overnight Financing Rate
At 1-31-26, the aggregate cost of investments for federal income tax purposes was $695,177,827. Net unrealized depreciation aggregated to $8,957,458, of which $17,788,977 related to gross unrealized appreciation and $26,746,435 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	14

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 1-31-26 (unaudited)

Assets
Unaffiliated investments, at value (Cost $686,834,772)	$678,442,534
Affiliated investments, at value (Cost $7,726,300)	7,726,252
Total investments, at value (Cost $694,561,072)	686,168,786
Receivable for centrally cleared swaps	394,084
Dividends and interest receivable	4,832,098
Receivable for fund shares sold	81,353
Receivable for investments sold	991,953
Other assets	24,561
Total assets	692,492,835
Liabilities
Credit facility agreement payable	257,100,000
Payable for investments purchased	3,023,125
Interest payable	970,409
Payable to affiliates
Accounting and legal services fees	28,343
Trustees’ fees	2,569
Other liabilities and accrued expenses	134,173
Total liabilities	261,258,619
Net assets	$431,234,216
Net assets consist of
Paid-in capital	$526,136,021
Total distributable earnings (loss)	(94,901,805)
Net assets	$431,234,216

Net asset value per share
Based on 26,792,150 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$16.10
15	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the six months ended 1-31-26 (unaudited)

Investment income
Dividends	$13,655,078
Interest	10,279,723
Dividends from affiliated investments	180,296
Total investment income	24,115,097
Expenses
Investment management fees	2,606,962
Interest expense	6,214,392
Accounting and legal services fees	41,627
Transfer agent fees	12,510
Trustees’ fees	24,610
Custodian fees	29,976
Printing and postage	29,141
Professional fees	53,701
Stock exchange listing fees	13,445
Other	14,108
Total expenses	9,040,472
Less expense reductions	(33,674)
Net expenses	9,006,798
Net investment income	15,108,299
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	2,323,284
Affiliated investments	217
Swap contracts	845,026
3,168,527
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	4,662,012
Affiliated investments	251
Swap contracts	(1,164,450)
3,497,813
Net realized and unrealized gain	6,666,340
Increase in net assets from operations	$21,774,639
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	16

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 1-31-26 (unaudited)	Year ended 7-31-25
Increase (decrease) in net assets
From operations
Net investment income	$15,108,299	$27,973,511
Net realized gain (loss)	3,168,527	(5,706,464)
Change in net unrealized appreciation (depreciation)	3,497,813	14,451,430
Increase in net assets resulting from operations	21,774,639	36,718,477
Distributions to shareholders
From earnings	(19,840,634)[1]	(30,889,497)
From tax return of capital	—	(8,710,128)
Total distributions	(19,840,634)	(39,599,625)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	405,496	1,730,115
Total increase (decrease)	2,339,501	(1,151,033)
Net assets
Beginning of period	428,894,715	430,045,748
End of period	$431,234,216	$428,894,715
Share activity
Shares outstanding
Beginning of period	26,767,165	26,662,744
Issued pursuant to Dividend Reinvestment Plan	24,985	104,421
End of period	26,792,150	26,767,165

[1]	A portion of the distributions may be deemed a tax return of capital at year end.
17	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS For the six months ended 1-31-26 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$21,774,639
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(127,555,700)
Long-term investments sold	136,865,781
Net purchases and sales of short-term investments	(5,486,917)
Net amortization (accretion) of premium (discount)	150,731
(Increase) Decrease in assets:
Receivable for centrally cleared swaps	927,534
Dividends and interest receivable	(135,991)
Other assets	17,626
Increase (Decrease) in liabilities:
Interest payable	(154,261)
Payable to affiliates	16,743
Other liabilities and accrued expenses	(3,374)
Net change in unrealized (appreciation) depreciation on:
Investments	(4,662,263)
Net realized (gain) loss on:
Investments	(2,322,851)
Net cash provided by operating activities	$19,431,697
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(19,435,138)
Decrease in receivable for fund shares sold pursuant to dividend reinvestment plan	3,441
Net cash used in financing activities	$(19,431,697)
Cash at beginning of period	—
Cash at end of period	—
Supplemental disclosure of cash flow information:
Cash paid for interest	$(6,368,653)
Noncash financing activities not included herein consists of reinvestment of distributions	$405,496
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	18

Financial highlights
Period ended	1-31-26[1]	7-31-25	7-31-24	7-31-23	7-31-22	7-31-21
Per share operating performance
Net asset value, beginning of period	$16.02	$16.13	$15.31	$17.99	$20.81	$18.43
Net investment income[2]	0.56	1.05	1.01	1.08	1.35	1.39
Net realized and unrealized gain (loss) on investments	0.26	0.32	1.29	(2.28)	(2.69)	2.47
Total from investment operations	0.82	1.37	2.30	(1.20)	(1.34)	3.86
Less distributions
From net investment income	(0.74)[3]	(1.15)	(1.19)	(1.22)	(1.35)	(1.34)
From tax return of capital	—	(0.33)	(0.29)	(0.26)	(0.13)	(0.14)
Total distributions	(0.74)	(1.48)	(1.48)	(1.48)	(1.48)	(1.48)
Net asset value, end of period	$16.10	$16.02	$16.13	$15.31	$17.99	$20.81
Per share market value, end of period	$16.21	$16.06	$17.50	$15.80	$18.67	$21.62
Total return at net asset value (%)[4,5]	5.19[6]	8.71	16.13	(6.79)	(6.62)	21.77
Total return at market value (%)[4]	5.64[6]	0.45	21.84	(7.13)	(6.72)	12.09
Ratios and supplemental data
Net assets, end of period (in millions)	$431	$429	$430	$406	$474	$547
Ratios (as a percentage of average net assets):
Expenses before reductions	4.15[7]	4.50	5.18	4.39	1.82	1.61
Expenses including reductions[8]	4.13[7]	4.48	5.17	4.37	1.81	1.60
Net investment income	6.93[7]	6.46	6.56	6.81	6.97	7.06
Portfolio turnover (%)	19	35	33	29	21	30
Senior securities
Total debt outstanding end of period (in millions)	$257	$257	$257	$257	$257	$251
Asset coverage per $1,000 of debt[9]	$2,677	$2,668	$2,673	$2,578	$2,845	$3,183

[1]	Six months ended 1-31-26. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
[4]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
[8]	Expenses including reductions excluding interest expense were 1.28% (annualized), 1.28%, 1.31%, 1.31%, 1.19% and 1.20% for the periods ended 1-31-26, 7-31-25, 7-31-24, 7-31-23, 7-31-22 and 7-31-21, respectively.
[9]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 7). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
19	JOHN HANCOCK Preferred Income Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)
Note 1—Organization
John Hancock Preferred Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC, the fund’s valuation designee.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology
SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund	20

used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of January 31, 2026, by major security category or type:
	Total value at 1-31-26	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Preferred securities
Communication services	$22,745,740	$22,745,740	—	—
Energy	1,947,772	1,947,772	—	—
Financials	260,125,756	260,125,756	—	—
Information technology	5,363,209	5,363,209	—	—
Real estate	9,864,971	9,864,971	—	—
Utilities	88,896,399	87,677,236	$1,219,163	—
Corporate bonds	281,630,289	—	281,630,289	—
Capital preferred securities	5,467,513	—	5,467,513	—
U.S. Government and Agency obligations	2,400,885	—	2,400,885	—
Short-term investments	7,726,252	7,726,252	—	—
Total investments in securities	$686,168,786	$395,450,936	$290,717,850	—
Derivatives:
Assets
Swap contracts	$144,393	—	$144,393	—
Liabilities
Swap contracts	(92,810)	—	(92,810)	—
The fund holds liabilities for which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2026, the liability for the fund’s credit facility agreement on the Statement of assets and liabilities is categorized as Level 2 within the disclosure hierarchy.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received.
21	JOHN HANCOCK Preferred Income Fund | SEMIANNUAL REPORT

Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or collateral on derivative contracts, if any.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of July 31, 2025, the fund has a short-term capital loss carryforward of $4,270,042 and a long-term capital loss carryforward of $79,736,524 available to offset future net realized capital gains. These carryforwards do not expire.
As of July 31, 2025, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly. Capital gain distributions, if any, are typically distributed annually.
Such distributions, on a tax basis, if any, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. The final determination of tax characteristics of the fund’s distribution will occur at the end of the year and will subsequently be reported to shareholders.
Capital accounts within the financial statements are adjusted for permanent book-tax differences at fiscal year end. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities and derivative transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments,
SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund	22

including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is included in Receivable/Payable for centrally-cleared swaps in the Statement of assets and liabilities. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified future intervals.
During the six months ended January 31, 2026, the fund used interest rate swap contracts to manage against changes in the credit facility agreement interest rates. The notional values at the period end are representative of the fund’s exposure throughout the period. No new interest rate swap positions were entered into or closed during the six months ended January 31, 2026.
23	JOHN HANCOCK Preferred Income Fund | SEMIANNUAL REPORT

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at January 31, 2026 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Swap contracts, at value[1]	Interest rate swaps	$144,393	$(92,810)

[1]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2026:
Statement of operations location - Net realized gain (loss) on:
Risk	Swap contracts
Interest rate	$845,026
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended January 31, 2026:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Swap contracts
Interest rate	$(1,164,450)
Note 4—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to 0.75% of the fund’s average daily managed assets (net assets plus borrowing under the credit facility agreement) (see Note 7). The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. With respect to participating
SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund	24

portfolios that pay advisory fees based on managed assets, “aggregate net assets” includes managed assets of the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended January 31, 2026, this waiver amounted to 0.01% of the fund’s average daily managed assets, on an annualized basis. This agreement expires on July 31, 2027, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $33,674 for the six months ended January 31, 2026.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended January 31, 2026, were equivalent to a net annual effective rate of 0.74% of the fund’s average daily managed assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the six months ended January 31, 2026, amounted to an annual rate of 0.01% of the fund’s average daily managed assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Leverage risk
The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the CFA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:
•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the CFA;
•	increased operating costs, which may reduce the fund’s total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.
To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.
In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.
Note 7—Credit Facility Agreement
The fund has entered into a Credit Facility Agreement (CFA) with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $292.5 million (maximum facility amount) and to invest the borrowings in accordance with its investment practices.
25	JOHN HANCOCK Preferred Income Fund | SEMIANNUAL REPORT

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund’s custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of OBFR (overnight bank funding rate) plus 0.75% and is payable monthly. As of January 31, 2026, the fund had borrowings of $257,100,000 at an interest rate of 4.38%, which are reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the six months ended January 31, 2026, the average borrowings under the CFA and the effective average interest rate were $257,100,000 and 4.79%, respectively.
The fund is required to pay a commitment fee equal to 0.60% on any unused portion of the maximum facility amount, only for days on which the aggregate outstanding amount of the loans under the CFA is less than 80% of the maximum facility amount. For the six months ended January 31, 2026, there were no commitment fees incurred by the fund.
The fund may terminate the CFA with 30 days’ notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, BNP generally is required to provide the fund with 360 days’ notice prior to terminating or amending the CFA.
The fund has an agreement with BNP that allows BNP to use the fund’s pledged securities for its own financing purposes in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the fund to BNP or (ii) 33 1/3% of the fund’s total assets. The fund can designate any security within the pledged collateral as ineligible to be borrowed and can recall any of the securities. The fund also has the right to apply and set-off an amount equal to 100% of the then-current fair market value of such securities against the current borrowings under the CFA in the event that BNP fails to timely return the securities and in certain other circumstances. In such circumstances, however, the fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the fund’s income generating potential may decrease. Even if the fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices. Income earned from BNP under this agreement amounted to $15,774 for the six months ended January 31, 2026 is recorded as a component of interest income on the Statement of operations.
Note 8—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $130,578,825 and $135,906,904, respectively, for the six months ended January 31, 2026.
Note 9—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Commercial banks, savings and loan associations, and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries, and significant competition. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
SEMIANNUAL REPORT | JOHN HANCOCK Preferred Income Fund	26

Note 10—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	772,332	$2,238,867	$95,146,032	$(89,659,115)	$217	$251	$180,296	—	$7,726,252
Note 11—Segment reporting
The management committee of the Advisor acts as the fund’s chief operating decision maker (the CODM), assessing performance and making decisions about resource allocation. The fund represents a single operating segment, as the CODM monitors and assesses the operating results of the fund as a whole, and the fund’s long-term strategic asset allocation is managed in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the portfolio management team of the fund’s subadvisor. Segment assets are reflected in the Statement of assets and liabilities as “Total assets”, which consists primarily of total investments at value. The financial information, including the measurement of profit and loss and significant expenses, provided to and reviewed by the CODM is consistent with that presented within the Statement of operations, which includes “Increase (decrease) in net assets from operations”, Statements of changes in net assets, which includes “Increase (decrease) in net assets from fund share transactions”, and Financial highlights, which includes total return and income and expense ratios.
27	JOHN HANCOCK Preferred Income Fund | SEMIANNUAL REPORT

Investment objective, principal investment strategies, and principal risks

Unaudited
Recent Changes
The following information in this semi-annual report is a summary of certain changes since July 31, 2025. This information may not reflect all of the changes that have occurred since you purchased this fund.
Portfolio Manager Changes
Effective October 30, 2025, Caryn Rothman and Jonas Grazulis no longer serve as portfolio managers of the fund.
Investment Objective
The fund’s primary investment objective is to provide a high level of current income, consistent with preservation of capital. The fund’s secondary investment objective is to provide growth of capital to the extent consistent with its primary investment objective. The fund seeks to achieve its objectives by investing in securities that, in the opinion of the Advisor, may be undervalued relative to similar securities in the marketplace.
Principal Investment Strategies
Under normal market conditions, the fund invests at least 80% of its assets (net assets plus borrowings for investment purposes) in preferred stocks and other preferred securities, including convertible preferred securities. This is a non-fundamental policy and may be changed by the Board of Trustees of the fund provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. Preferred stocks and other preferred securities include, but are not limited to, convertible preferred securities, corporate hybrid securities, Trust Preferred Securities (defined below), cumulative and non-cumulative preferred stock, and depositary shares of preferred stock. Preferred securities generally pay fixed or adjustable-rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are generally junior to all forms of the company’s debt, including both senior and subordinated debt. The fund intends to invest primarily in fully taxable preferred securities. The fund’s portfolio of preferred securities may include both fixed rate and adjustable rate securities. In addition, certain preferred securities held by the fund may be issued by trusts or other special purpose entities created by companies, such as bank holding companies, specifically for the purpose of issuing such securities (Trust Preferred Securities). The allocation of the fund’s assets in various types of preferred, debt and equity securities may vary from time to time depending upon the Advisor’s assessment of market conditions.
The fund will invest at least 50% of its total assets in preferred securities and other fixed-income securities that are rated investment grade (i.e., at least Baa by a nationally recognized statistical rating organization such as Moody’s Investors Service, Inc. (“Moody’s”) or BBB by S&P Global Ratings (“S&P”)), or in unrated securities determined by the Advisor to be of comparable credit quality. The fund may invest up to 50% of its total assets in preferred securities and other fixed income securities rated below investment grade (rated below Baa by Moody’s or below BBB by S&P), or in comparable unrated securities. Below investment grade securities must be rated B or higher by either S&P or Moody’s or determined to be of comparable quality. These investment policies are based on credit quality ratings at the time of acquisition.
The Advisor seeks to produce superior results by focusing on the business cycle and individual security fundamentals and less so on interest rate and duration. In structuring the portfolio, the Advisor seeks to add investment value in two ways:
•	by anticipating the broader, more gradual changes in the business cycle, and then investing in those industries and sectors that are expected to benefit from the changes
•	by looking within those industries and sectors for issuers and companies that are undervalued and mispriced relative to the market
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	28

The fund may invest in corporate bonds, common stock, securities issued by the U.S. government or its related agencies, real estate investment trusts (“REITs”) and money market instruments. The fund may invest up to 20% of its total assets in securities of corporate and governmental issuers located outside the United States that are traded or denominated in U.S. dollars. The fund may invest up to 20% of its assets in illiquid securities including, but not limited to, restricted securities, securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The fund concentrates its investments in securities of issuers in the industries composing the utilities sector, which includes telecommunication companies, meaning that the fund will invest 25% or more of its total assets in the industries composing the utilities sector. The fund may also invest in derivatives such as credit default swaps, futures, options, swaps, reverse repurchase agreements and options on futures.
The fund may issue preferred shares or debt obligations to establish leverage, to the extent permitted by the 1940 Act. The fund generally will not issue preferred shares or borrow unless the Advisor expects that the fund will achieve a greater return on such borrowed funds than the additional costs the fund incurs as a result of such borrowing. The fund may also engage in reverse repurchase agreements and invest in derivatives to establish investment leverage or for temporary purposes.
The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investment. Because ESG factors are considered alongside other relevant factors, the manager may determine that an investment is appropriate notwithstanding its relative ESG characteristics.
Principal Risks
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund. For the fiscal year ended July 31, 2025, the fund’s aggregate distributions included a return of capital of $0.33 per share, or 22.00% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares.
Concentration risk. Because the fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those industries or sectors. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting those industries or sectors than a fund that invests more broadly across industries and sectors.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. U.S. government securities are subject to varying degrees of credit risk depending upon the nature of their support. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
29	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.
Environmental, social, and governance (ESG) integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Integration of ESG factors into the fund’s investment strategy does not preclude the fund from including companies with low ESG scores or excluding companies with high ESG scores in the fund’s investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit qualify may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.
Foreign securities risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities.
Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: credit default swaps, futures contracts, options, and swaps, reverse repurchase agreements and options on futures. Futures contracts, options, and swaps generally are subject to counterparty risk. In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	30

Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
Leveraging risk. Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The fund also utilizes a Credit Facility Agreement to increase its assets available for investment. See “Note 6 —Leverage risk” above.
Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Widespread selling of fixed-income securities during periods of reduced demand may adversely impact the price or salability of such securities.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.
Real estate investment trust risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
U.S. Government agency obligations risk. U.S. government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
31	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT

ADDITIONAL INFORMATION

Unaudited
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on August 27, 2002 and are publicly traded on the New York Stock Exchange (the NYSE).
Dividends and distributions
During the six months ended January 31, 2026, distributions from net investment income totaling $0.7410 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions[1]
August 29, 2025	$0.1235
September 30, 2025	0.1235
October 31, 2025	0.1235
November 28, 2025	0.1235
December 18, 2025	0.1235
January 30, 2026	0.1235
Total	$0.7410

1A portion of the distributions may be deemed a tax return of capital at the fiscal year end.
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 43006
Providence, RI 02940-3078
Registered or Overnight Mail:
Computershare
150 Royall Street, Suite 101
Canton, MA 02021
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
SEMIANNUAL REPORT | JOHN HANCOCK PREFERRED INCOME FUND	32

More information
Trustees
Hassell H. McClellan, Chairperson
Deborah C. Jackson, Vice Chairperson
Andrew G. Arnott†
William K. Bacic*
James R. Boyle
Noni Ellison McKee
Kristie M. Feinberg†,§
Grace K. Fey
Dean C. Garfield
Christine L. Hurtsellers#
Kenneth  J. Phelan#
Frances G. Rathke*
Thomas R. Wright*
Officers
Kristie M. Feinberg
President (Chief Executive Officer and Principal Executive Officer)
Fernando A. Silva
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Joseph H. Bozoyan, CFA
James Gearhart, CFA
Jonas Grazulis, CFA1
Caryn Rothman, CFA1
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Stock symbol
Listed New York Stock Exchange: HPI

† Non-Independent Trustee
# Serves as Trustee effective November 12, 2025.
* Member of the Audit Committee
§ Serves as Non-Independent Trustee effective as of June 30, 2025.
1 Effective October 30, 2025, Jonas Grazulis and Caryn Rothman no longer served as portfolio managers of the fund.
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O. Box 43006 Providence, RI 02940-3078	Computershare 150 Royall St., Suite 101 Canton, MA 02021
33	JOHN HANCOCK PREFERRED INCOME FUND | SEMIANNUAL REPORT

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BY PHONE

Call our customer service representatives at 800-225-5291, Monday to Thursday, 8:00 A.M. to 7:00 P.M., and Friday, 8:00 A.M. to 6:00 P.M., Eastern time. We're here to help!

Not part of the shareholder report

John Hancock Investment Management LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.
MF5187021	P8SA 1/26
3/26

ITEM 2. CODE OF ETHICS.

Item is not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Item is not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Item is not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Item is not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Refer to information included in Item 1.

(b)Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURE FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT. Information included in Item 1, if applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item is not applicable at this time.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)Item is not applicable at this time

(b)Item is not applicable at this time

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 7 to financial statements in Item 1.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President,
Principal Executive Officer
Date:	March 25, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristie M. Feinberg
------------------------------
Kristie M. Feinberg
President,
Principal Executive Officer
Date:	March 25, 2026
By:	/s/ Fernando A. Silva
---------------------------
Fernando A. Silva
Chief Financial Officer,
Principal Financial Officer
Date:	March 25, 2026